EXHIBIT 99.1

FOR IMMEDIATE RELEASE

E*TRADE Financial Media Contact
Connie Dotson
E*TRADE Group, Inc.
916-858-8835
mediainq@etrade.com

E*TRADE Financial Investor Relations Contact
Bryon McGregor
E*TRADE Group, Inc.
916-463-2889
bryon.mcgregor@etrade.com


 E*TRADE GROUP, INC. REPORTS FIRST QUARTER RESULTS MEETING STREET EXPECTATIONS

o Earned $0.06 Per Share on a GAAP Basis, or $0.10 Per Share from Ongoing Operations (1)

o Reported $322 Million in Net Revenues and $21 Million in Net Income in the First Quarter

o    Ended First Quarter with Cash & Equivalents of $975 Million and Free Cash
     (2) Totaling $402 Million

o Generated Record $2.5 Billion in Direct Retail Mortgage Originations During the Quarter

o Company Expected to Finalize and Implement Restructuring Plan Including Charges up to $120 Million or up to $(0.20) Per Share Over Next Two Quarters - Annual Savings of $40-$50 Million Expected or $0.07-$0.08 Per Share

o Company Reaffirms 2003 Earnings Guidance of $0.45-$0.55 Per Share from Ongoing Operations or $0.30-$0.40 Per Share on a GAAP Basis Prior to Restructuring Plan Charges

MENLO PARK, Calif., April 15, 2003 - E*TRADE Group, Inc. (NYSE: ET) today announced results for its quarter ended March 31, 2003, reporting net income of $21 million, or $0.06 per share, compared to a net loss of $270 million, or $(0.78) per share, in the same quarter a year ago. The Company also reported net revenue for its quarter ended March 31, 2003 of $322 million, compared to $331 million for the same period a year ago.

     The Company reported net income from ongoing operations for the first quarter of $34 million or $0.10 per share, which was consistent with First Call estimates, compared to $27 million or $0.08 per share for the same period a year ago. In addition, the Company is reaffirming 2003 earnings guidance of $0.45-$0.55 per share from ongoing operations, or $0.30-$0.40 per share on a GAAP basis prior to restructuring charges of up to $(0.20) per Share.

     "E*TRADE Group's first quarter results demonstrate our ability to prudently manage operations and maximize growth opportunities, even amidst geopolitical concerns and challenging economic conditions," said Mitchell H. Caplan, Chief Executive Officer, E*TRADE Group, Inc. "Again this quarter, we have demonstrated the value of our diversified model. While brokerage revenue continued to show the impact of a challenging

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 2


equities market, our fee and interest income from banking activities produced some of the best results we have experienced to date."

     Other highlights from the first quarter of 2003:

o The Company increased free cash by $35 million over last quarter to $402 million and generated EBITDA(2) of $79 million.

o E*TRADE Mortgage generated more than $2.5 billion in direct retail mortgage originations, with another $1.2 billion in the pipeline at quarter end. The Company also experienced growth in the correspondent side of its mortgage business producing more than $1.2 billion.

o E*TRADE Bank grew net interest spread to 152 basis points, a 12 basis point increase from last quarter.

o The Company continued to successfully cross-sell products and services, with 41 percent of FDIC-insured deposit products, 26 percent of mortgage products and 38 percent of home equity products sold into its existing household base.

     "We are committed to comprehensively evaluating everything we do to ensure we are creating value for our customers and shareholders," said Jarrett Lilien, President and Chief Operating Officer, E*TRADE Group, Inc. "As such, we will remain rigorous and disciplined in managing operations to deliver solid results, while continuing to introduce innovative products and services for our customers."

     The Company also announced its intent to finalize and implement a restructuring plan over the next two quarters based on a comprehensive evaluation of its businesses, products and services. Every business, initiative and investment was reexamined for adequate profitability. The plan maintains the infrastructure required to achieve the Company's growth potential when general economic conditions improve. The restructuring plan has two major elements:

     1) The exit of unprofitable locations, including its E*TRADE Financial Center in New York, certain international locations and the consolidation of excess facilities, and reduction of excess square footage in offices located in Menlo Park and Rancho Cordova, CA.

     2) The exit and write-off of unprofitable product offerings and initiatives - specifically, Stock Baskets, E*TRADE Financial Advisor and Personal Money Management.

     E*TRADE Group expects this plan to result in total pre-tax charges of up to $120 million dollars or $(0.20) per share over the next two quarters, providing for additional cost savings, estimated to total between $40 and $50 million dollars, or $0.07 to $0.08 per share annually. "The plan is designed to enhance short, intermediate and long-term profit performance," continued Lilien. "These savings better position the Company for continued sluggish economic conditions and create additional operating leverage when the markets return."

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 3


Financial Statements


                     E * TRADE GROUP, INC. AND SUBSIDIARIES
                     Consolidated Statements of Operations
                    (in thousands, except per share amounts)
                                  (Unaudited)

                                                                                   Three Months Ended
                                                                           --------------------------------------
                                                                           March 31,   December 31,     March 31,
                                                                             2003          2002           2002
                                                                           --------------------------------------
   Brokerage revenues:
      Commissions                                                          $   63,750     $ 76,115      $ 82,527
      Principal transactions                                                   39,348       56,699        55,315
      Other brokerage-related revenues                                         41,896       48,590        36,761
      Brokerage interest income                                                34,320       35,335        53,051
      Brokerage interest expense                                               (2,513)      (2,852)       (3,893)
                                                                           --------------------------------------
          Net brokerage revenues                                              176,801      213,887       223,761

   Banking revenues:
      Gain on sales of originated loans                                        56,395       50,469        24,675
      Gain on sale of loans held-for-sale and securities, net                  15,215       17,625        21,622
      Other banking-related revenues                                           18,039       17,351        10,384
      Banking interest income                                                 187,386      182,512       202,668
      Banking interest expense                                               (121,333)    (129,801)     (148,851)
      Provision for loan losses                                               (10,333)      (2,723)       (3,382)
                                                                           --------------------------------------
          Net banking revenues                                                145,369      135,433       107,116
                                                                           --------------------------------------
          Total net revenues                                                  322,170      349,320       330,877
                                                                           --------------------------------------

   Cost of services                                                           148,575      147,156       140,752
                                                                           --------------------------------------

   Operating expenses:
      Selling and marketing                                                    43,414       45,649        68,964
      Technology development                                                   14,189       12,637        14,504
      General and administrative                                               55,008       53,614        54,029
      Amortization of other intangibles                                         4,938        7,086         6,724
      Acquisition-related expenses                                              1,307        1,378         1,260
      Facility restructuring and other exit charges                             2,542       12,421          (223)
                                                                           --------------------------------------
          Total operating expenses                                            121,398      132,785       145,258
                                                                           --------------------------------------
          Total cost of services and operating expenses                       269,973      279,941       286,010
                                                                           --------------------------------------

   Operating income                                                            52,197       69,379        44,867
                                                                           --------------------------------------

   Non-operating income (expense):
      Corporate interest income                                                 1,610        2,715         3,580
      Corporate interest expense                                              (11,433)     (11,714)      (12,396)
      Gain (loss) on investments                                                 (743)      (3,688)        1,693
      Equity in income of investments                                           6,310        3,653           284
      Unrealized losses on venture funds                                       (3,480)        (221)       (1,781)
      Fair value adjustments of financial derivatives                          (6,815)      (4,939)         (991)
      Gain on early extinguishment of debt, net                                     -            -         6,790
      Other                                                                       270          167          (954)
                                                                           ======================================
          Total non-operating expense                                         (14,281)     (14,027)       (3,775)
                                                                           --------------------------------------

   Pre-tax income                                                              37,916       55,352        41,092
   Income tax expense                                                          15,926       24,580        17,467
   Minority interest in subsidiaries                                              508          408           193
                                                                           --------------------------------------
   Income before cumulative effect of accounting change                        21,482       30,364        23,432
   Cumulative effect of accounting change                                           -            -      (293,669)
                                                                           --------------------------------------
   Net income (loss)                                                         $ 21,482     $ 30,364    $ (270,237)
                                                                           ======================================

   Income before cumulative effect of accounting change per share:
          Basic                                                                $ 0.06       $ 0.09        $ 0.07
                                                                           ======================================
          Diluted                                                              $ 0.06       $ 0.08        $ 0.07
                                                                           ======================================

   Net income (loss) per share:
          Basic                                                                $ 0.06       $ 0.09       $ (0.78)
                                                                           ======================================
          Diluted                                                              $ 0.06       $ 0.08       $ (0.78)
                                                                           ======================================

   Shares used in computation of per share data:
          Basic                                                               354,563      356,500       346,950
          Diluted                                                             358,441      360,566       356,958


E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 4



                     E * TRADE GROUP, INC. AND SUBSIDIARIES
                          Consolidated Balance Sheets
                                 (in thousands)
                                  (Unaudited)

                                                                                             March 31,     December 31,
                                                                                               2003            2002
                                                                                           --------------  --------------
  ASSETS
Cash and equivalents                                                                        $    974,958    $    773,605
Cash and investments required to be segregated under Federal or other regulations              1,589,715       1,449,062
Brokerage receivables, net                                                                     1,848,565       1,500,089
Mortgage-backed securities                                                                     6,416,835       6,932,394
Loans receivable, net                                                                          5,589,124       5,552,981
Loans held-for-sale, net                                                                       1,275,133       1,812,739
Investments                                                                                    2,575,730       1,770,447
Property and equipment, net                                                                      353,391         370,944
Goodwill, net                                                                                    400,121         385,144
Other intangible assets, net                                                                     155,816         157,892
Other assets                                                                                     721,124         828,951
                                                                                           --------------  --------------
       Total assets                                                                         $ 21,900,512    $ 21,534,248
                                                                                           ==============  ==============

                                  LIABILITIES AND SHAREHOLDERS' EQUITY

Brokerage payables                                                                          $  3,332,355    $  2,792,010
Deposits                                                                                       8,955,615       8,400,333
Borrowings by bank subsidiary                                                                  6,495,450       7,222,161
Accounts payable, accrued and other liabilities                                                  706,489         775,260
Convertible subordinated notes                                                                   695,330         695,330
                                                                                           --------------  --------------
       Total liabilities                                                                      20,185,239      19,885,094
                                                                                           --------------  --------------

Mandatorily redeemable preferred capital securities                                              157,961         143,365
                                                                                           --------------  --------------
Shareholders' equity:
    Preferred stock, shares authorized: 1,000,000; issued and outstanding:
       none at March 31, 2003 and December 31, 2002                                                    -               -
    Shares exchangeable into common stock, $.01 par value, shares authorized:
       10,644,223; issued and outstanding: 1,627,065 at March 31, 2003
       and 1,627,265 at December 31, 2002                                                             16              16
    Common stock, $.01 par value, shares authorized: 600,000,000;
       issued and outstanding: 356,008,174 at March 31, 2003 and
       358,044,317 at December 31, 2002                                                            3,560           3,580
    Additional paid-in-capital                                                                 2,172,722       2,190,200
    Deferred stock compensation                                                                   (1,494)        (23,058)
    Accumulated deficit                                                                         (412,010)       (433,492)
    Accumulated other comprehensive loss                                                        (205,482)       (231,457)
                                                                                           --------------  --------------
       Total shareholders' equity                                                              1,557,312       1,505,789
                                                                                           --------------  --------------
       Total liabilities and shareholders' equity                                           $ 21,900,512    $ 21,534,248
                                                                                           ==============  ==============



E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 5


Reconciliation of Reported Results to Results from Ongoing Operations and Ongoing Operating Margin*



                                                                                                    Three Months Ended
                                                                                            3/31/03         12/31/02     3/31/02
                                                                                    -----------------------------------------------
                                                                                    (dollars in millions, except per share amounts)

Reconciliation of reported results to results from ongoing operations
Income (loss) as reported:
Pre-tax                                                                                      $ 37.9          $ 55.4     $   41.1
Income before cumulative effect of accounting change                                         $ 21.5          $ 30.4     $   23.4
Net income (loss)                                                                            $ 21.5          $ 30.4     $ (270.2)
Diluted earnings per share before cumulative effect of accounting change                     $  0.06         $  0.08    $    0.07
Diluted earnings (loss) per share                                                            $  0.06         $  0.08    $   (0.78)

Pre-tax amount, excluded from ongoing operations
Pre-tax income                                                                               $ 37.9          $ 55.4     $   41.1
Gain on early extinguishment of debt                                                              -               -         (6.8)
Amortization of other intangibles                                                               4.9             7.1          6.7
Acquisition-related expenses                                                                    1.3             1.4          1.3
Facility restructuring and other exit charges                                                   2.5            12.4         (0.2)
Unrealized losses on venture funds                                                              3.5             0.2          1.8
(Gain) loss on investments                                                                      0.7             3.7         (1.7)
Fair value adjustments of financial derivatives                                                 6.8             4.9          1.0
                                                                                             -----------------------------------
Income from ongoing operations:
    Pre-tax                                                                                  $ 57.7          $ 85.1     $   43.1
    After-tax and minority interest                                                          $ 34.4          $ 52.3     $   27.0
    EPS from ongoing operations on a diluted basis                                           $  0.10         $  0.14    $    0.08

Reconciliation of ongoing operating margin (1)
Operating income                                                                             $ 52.2          $ 69.4     $   44.9
Amortization of other intangibles                                                               4.9             7.1          6.7
Acquisition-related expenses                                                                    1.3             1.4          1.3
Facility restructuring and other exit charges                                                   2.5            12.4         (0.2)
                                                                                             -----------------------------------
Ongoing operating margin                                                                     $ 61.0          $ 90.3     $   52.6
                                                                                             -----------------------------------
Ongoing operating margin percentage (ongoing operating income divided
   by net revenues)                                                                             19%             26%          16%


*Amounts and percentages may not calculate due to rounding

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 6


Segment Reporting


         Three Months Ended March 31, 2003                                Brokerage      Banking        Total
                                                                        -------------  ----------    ---------
                                                                                       (in thousands)
Commissions                                                               $ 63,750          $ -       $ 63,750
Principal transactions                                                      39,348            -         39,348
Interest income                                                             34,320      187,386        221,706
Interest expense                                                            (2,513)    (121,333)      (123,846)
Gain on sales of originated loans                                                -       56,395         56,395
Gain on sales of loans held-for-sale and securities, net                         -       15,215         15,215
Provision for loan losses                                                        -      (10,333)       (10,333)
Other revenues                                                              41,896       18,039         59,935
                                                                          --------     --------       --------
  Net revenues                                                             176,801      145,369        322,170

Cost of services                                                            94,415       54,160        148,575
Selling and marketing                                                       29,502       13,912         43,414
Technology development                                                      11,585        2,604         14,189
General and administrative                                                  26,904       28,104         55,008
Amortization of other intangibles                                            4,888           50          4,938
Acquisition-related expenses                                                   472          835          1,307
Facility restructuring and other exit charges                                  853        1,689          2,542
                                                                          --------     --------       --------
Total cost of services and operating expenses                              168,619      101,354        269,973
                                                                          --------     --------       --------

Operating income                                                           $ 8,182     $ 44,015       $ 52,197
                                                                           =======     ========       ========


         Three Months Ended December 31, 2002                             Brokerage      Banking        Total
                                                                        -------------  ----------    ---------
                                                                                     (in thousands)
Commissions                                                               $ 76,115          $ -       $ 76,115
Principal transactions                                                      56,699            -         56,699
Interest income                                                             35,335      182,512        217,847
Interest expense                                                            (2,852)    (129,801)      (132,653)
Gain on sales of originated loans                                                -       50,469         50,469
Gain on sales of loans held-for-sale and securities, net                         -       17,625         17,625
Provision for loan losses                                                        -       (2,723)        (2,723)
Other revenues                                                              48,590       17,351         65,941
                                                                          --------     --------       --------
  Net revenues                                                             213,887      135,433        349,320


Cost of services                                                            93,689       53,467        147,156
Selling and marketing                                                       35,463       10,186         45,649
Technology development                                                      10,564        2,073         12,637
General and administrative                                                  32,220       21,394         53,614
Amortization of other intangibles                                            4,234        2,852          7,086
Acquisition-related expenses                                                   668          710          1,378
Facility restructuring and other exit charges                               11,327        1,094         12,421
                                                                          --------     --------       --------
Total cost of services and operating expenses                              188,165       91,776        279,941
                                                                          --------     --------       --------

Operating income                                                          $ 25,722     $ 43,657       $ 69,379
                                                                          ========     ========       ========

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 7


Segment Reporting (continued)



         Three Months Ended March 31, 2002                                Brokerage      Banking        Total
                                                                        -------------  ----------    ---------
                                                                                     (in thousands)
Commissions                                                               $ 82,527          $ -       $ 82,527
Principal transactions                                                      55,315            -         55,315
Interest income                                                             53,051      202,668        255,719
Interest expense                                                            (3,893)    (148,851)      (152,744)
Gain on sales of originated loans                                                -       24,675         24,675
Gain on sales of loans held-for-sale and securities, net                         -       21,622         21,622
Provision for loan losses                                                        -       (3,382)        (3,382)
Other revenues                                                              36,761       10,384         47,145
                                                                          --------     --------       --------
  Net revenues                                                             223,761      107,116        330,877


Cost of services                                                           102,729       38,023        140,752
Selling and marketing                                                       49,223       19,741         68,964
Technology development                                                      12,022        2,482         14,504
General and administrative                                                  33,777       20,252         54,029
Amortization of other intangibles                                            4,504        2,220          6,724
Acquisition-related expenses                                                 1,260            -          1,260
Facility restructuring and other exit charges                                  (95)        (128)          (223)
                                                                          --------     --------       --------
Total cost of services and operating expenses                              203,420       82,590        286,010
                                                                          --------     --------       --------

Operating income                                                          $ 20,341     $ 24,526       $ 44,867
                                                                          ========     ========       ========

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 8


Key Performance Metrics*

                                                                                                 Qtr ended                 Qtr ended
                                                                                                  3/31/03                   3/31/03
                                                                                                    vs.                       vs.
                                                                     Qtr ended      Qtr ended    Qtr ended     Qtr ended   Qtr ended
                                                                      3/31/03        12/31/02     12/31/02      3/31/02     3/31/02
                                                                     ---------------------------------------------------------------

Corporate Metrics
Gross margin %                                                             54 %         58 %         (4)%           57 %       (3)%
Operating margin %                                                         16 %         20 %         (4)%           14 %        2 %
Ongoing operating margin %                                                 19 %         26 %         (7)%           16 %        3 %

Employees                                                                 3,605        3,478          4 %          3,300        9 %
Revenue per employee                                                 $   89,368    $ 100,437        (11)%     $  100,266      (11)%

Book value per share                                                 $     4.35    $    4.19          4 %     $     3.76       16 %
Tangible book value per share                                        $     2.80    $    2.68          4 %     $     2.64        6 %

Cash & equivalents ($MM)                                             $    975.0    $   773.6         26 %     $  1,085.1      (10)%
Free cash ($MM)                                                      $    402.0    $   367.0         10 %     $    335.0       20 %

Earnings before interest, taxes, depreciation
  & amortization ($MM)
Net income                                                           $     21.5    $    30.4        (29)%     $   (270.2)     108 %
Cumulative effect of accounting change                                      $ -    $       -          - %     $    293.7        - %
Tax expense                                                          $     15.9    $    24.6        (35)%     $     17.5       (9)%
Depreciation & amortization                                          $     30.3    $    36.0        (16)%     $     36.6      (17)%
Corporate interest expense                                           $     11.4    $    11.7         (3)%     $     12.4       (8)%
                                                                     ---------------------------------------------------------------
EBITDA                                                               $     79.1    $   102.7        (23)%     $     90.0      (12)%

Interest coverage(2)                                                        6.9          8.8        (21)%            7.3       (4)%

Active global brokerage accounts                                      3,721,017    3,690,916          1 %      3,598,216        3 %
Active banking accounts                                                 577,532      511,298         13 %        519,154       11 %
                                                                     ---------------------------------------------------------------
Total active accounts end of period                                   4,298,549    4,202,214          2 %      4,117,370        4 %

Gross new accounts                                                      234,832      204,796         15 %        247,641       (5)%
Account attrition                                                      (138,497)    (172,909)        20 %       (133,125)      (4)%
                                                                     ---------------------------------------------------------------
Net new accounts                                                         96,335       31,887        202 %        114,516      (16)%

Net new households                                                       53,690       40,471         33 %         80,000      (33)%
Total customer households end of period                               3,185,714    3,132,024          2 %      3,085,021        3 %
Average assets per household                                         $   14,298    $  13,894          3 %     $   17,388      (18)%

Acquisition marketing costs ($MM)                                    $     16.9    $    14.1         20 %     $     31.1      (46)%

Total assets in investing accounts ($B)                              $     36.5    $    35.1          4 %     $     44.6      (18)%
Total deposits in banking accounts ($B)                              $      9.0    $     8.4          7 %     $      9.0        - %
                                                                     ---------------------------------------------------------------
Total assets / deposits in customer accounts ($B)                    $     45.5    $    43.5          5 %     $     53.6      (15)%

Total inflow into customer accounts ($B)                             $      4.5    $     3.6         23 %     $      5.5      (18)%
Daily average inflow ($MM)                                           $     73.5    $    56.7         30 %     $     92.0      (20)%

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 9


Key Performance Metrics* (continued)




                                                                                                 Qtr ended                 Qtr ended
                                                                                                  3/31/03                   3/31/03
                                                                                                    vs.                       vs.
                                                                     Qtr ended      Qtr ended    Qtr ended     Qtr ended   Qtr ended
                                                                      3/31/03        12/31/02     12/31/02      3/31/02     3/31/02
                                                                     ---------------------------------------------------------------
Brokerage Metrics

Total global brokerage transactions (MM) **                                 5.0          5.6        (10)%            6.1      (18)%
Daily average global brokerage transactions **                           82,732       88,052         (6)%        102,411      (19)%
Commissions per global brokerage transaction **                      $    11.25    $   12.02         (6)%     $    13.43      (16)%

Transactions per account per quarter **                                     1.4          1.5        (11)%            1.7      (21)%

Total shares traded in Professional Trading (MM)                        2,118.2      2,347.0        (10)%           N.A.       N.A.
Daily average shares traded in Professional Trading (MM)                   34.7         36.7         (5)%           N.A.       N.A.
Commission per 1,000 shares traded in Professional Trading               $ 3.28    $    3.57         (8)%           N.A.       N.A.

Average margin debt ($B)                                             $      1.0    $     0.9          5 %     $      1.5      (36)%

Gross new global brokerage accounts                                     117,757      162,885        (28)%        167,327      (30)%
Account attrition                                                       (87,656)    (131,597)        33 %        (81,052)      (8)%
                                                                     ---------------------------------------------------------------
Net new global brokerage accounts                                        30,101       31,288         (4)%         86,275      (65)%

Total inflow into customer brokerage accounts ($B)                   $      2.3    $     1.7         38 %     $      2.8      (17)%
Daily average inflow ($MM)                                           $     37.7    $    26.1         44 %     $     46.3      (19)%

Banking Metrics

Gross new banking accounts                                              117,075       41,911        179 %         80,314       46%
Account attrition                                                       (50,841)     (41,312)       (23)%        (52,073)       2%
                                                                     ---------------------------------------------------------------
Net new banking accounts                                                 66,234          599        Fav           28,241      135 %

Total inflow into customer banking accounts ($B)                     $      2.2    $     2.0         11 %     $      2.7      (20)%
Daily average inflow ($MM)                                           $     35.8    $    30.6         17 %     $     45.5      (21)%

Direct mortgage originations excl HELOC ($B)                         $      2.5    $     2.1         19 %     $      1.2      108 %
Correspondent mortgage originations excl HELOC ($B)                  $      1.2    $     1.4        (14)%     $      1.8      (33)%

Bank Asset Portfolio Detail ($MM)
Cash & equivalents                                                   $      398    $     279         43 %     $      614      (35)%
Trading securities                                                          480          392         22 %            169      184 %
Investment securities, available-for-sale                                 1,973        1,258         57 %            879      124 %
Mortgage securities, available-for-sale                                   6,417        6,932         (7)%          4,313       49 %
Loans receivable, net including loans held for sale:
  - Mortgage loans, net                                                   3,152        3,846        (18)%          5,479      (42)%
  - Consumer - auto/RV/marine, net                                        3,710        3,517          5 %          1,545      140 %
  - Other                                                                     2            2          - %             11      (82)%
Other assets                                                                788          907        (13)%            635       24 %
                                                                     ---------------------------------------------------------------
Total assets                                                         $   16,920    $  17,133         (1)%     $   13,645       24 %

Credit Quality and Reserve Metrics
Net charge-offs as % of total average assets (annualized)                0.21 %       0.14 %       0.07 %         0.19 %     0.02 %
Provision as % of total average assets (annualized)                      0.24 %       0.07 %       0.17 %         0.10 %     0.14 %
Allowance as % of ending loans                                           0.42 %       0.37 %       0.05 %         0.24 %     0.18 %
Allowance as % of ending held-for-investment loans                       0.52 %       0.49 %       0.03 %         0.27 %     0.25 %
Allowance as % of ending assets                                          0.17 %       0.16 %       0.01 %         0.12 %     0.05 %
Total non-performing assets, net, as a % of total banking assets         0.17 %       0.17 %          - %         0.20 %    (0.03)%
Total loan loss allowance as a % of total non-performing loans, net    119.19 %     104.45 %      14.74 %        71.05 %    48.14 %

Automated teller machines                                                15,053       11,586         30 %         11,122        35%

Tier 1 Capital Ratio ***                                                 5.90 %       5.67 %       0.23 %         6.27 %    (0.37)%
Risk Weighted Capital Ratio ***                                         12.20 %      11.70 %       0.50 %        12.51 %    (0.31)%

* Amounts and percentages may not calculate due to rounding
** Excludes transactions related to Professional Trading
*** Q103 Estimate

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 10

Activity in Allowance for Loan Losses

      Three Months Ending March 31, 2003             Mortgage       Consumer        Total
                                                     ------------------------------------
                                                                (in thousands)
Allowance for loan losses, beginning 12/31/02         $4,194         $23,472      $27,666
Provision for loan losses                                  -          10,333       10,333
Charge-offs, net                                          (7)         (8,798)      (8,805)
                                                     ------------------------------------
Allowance for loan losses, ending 3/31/03             $4,187         $25,007      $29,194
                                                     ====================================


Bank Average Balance Data

                                                               Three Months Ended                       Three Months Ended
                                                                 March 31, 2003                           March 31, 2002
                                                  ----------------------------------------  ---------------------------------------
                                                                   Interest     Average                    Interest      Average
                                                       Average      Income/    Annualized      Average      Income/     Annualized
                                                       Balance      Expense    Yield/Cost      Balance      Expense     Yield/Cost
                                                  ---------------  ---------   ----------   -----------    ---------   -----------
                                                                                (dollars in thousands)
Interest-earning banking assets:
Loans receivable, net                             $ 7,427,819      $ 104,703     5.64%      $ 8,001,940    $ 132,385      6.62%
Interest-bearing deposits                             142,692            925     2.63%          287,306        1,689      2.38%
Mortgage-backed and related
  available-for-sale securities                     6,516,528         59,972     3.68%        3,979,005       52,787      5.31%
Available-for-sale investment securities            1,642,732         18,067     4.40%        1,123,416       14,318      5.14%
Investment in FHLB stock                               80,718            946     4.75%           58,515        1,139      7.89%
Trading securities                                    366,779          3,309     3.61%           53,755          350      2.60%
Total interest-earning banking assets              16,177,268      $ 187,922     4.65%       13,503,937    $ 202,668      6.00%
Non-interest earning banking assets                   781,678                                   579,013
Total banking assets                              $16,958,946                               $14,082,950
Interest-bearing banking liabilities:
Retail deposits                                   $ 8,190,123      $  73,004     3.61%      $ 8,505,812    $  94,469      4.50%
Brokered certificates of deposit                      448,709          3,254     2.94%           20,261          125      2.51%
FHLB advances                                       1,008,800          8,131     3.22%          924,233       14,679      6.35%
Other borrowings                                    6,066,084         36,944     2.44%        3,301,971       39,578      4.79%
Total interest-bearing banking liabilities         15,713,716      $ 121,333     3.13%       12,752,277    $ 148,851      4.73%
Non-interest bearing banking liabilities              437,312                                   605,488
Total banking liabilities                          16,151,028                                13,357,765
Total banking shareowner's equity                     807,918                                   725,185
Total banking liabilities and shareowner's
    equity                                        $16,958,946                               $14,082,950
Excess of interest-earning banking assets
  over interest-bearing banking
  liabilities/net interest income                 $   463,552      $  66,589                $   751,660      $53,817
Net interest spread                                                              1.52%                                    1.27%



Explanation of Non-GAAP Measures and Certain Metrics

     In order to better assess the Company's financial operating results, management believes results from ongoing operations, ongoing operating margin, free cash, EBITDA and interest coverage are appropriate measures of evaluating the operating and liquidity performance of the Company.

  (1) Results From Ongoing Operations, Ongoing Operating Margin
          Results from ongoing operations exclude gain on early extinguishment of debt, amortization of other intangibles, acquisition-related expenses, the gain or loss on investments, unrealized losses on venture fund investments, the fair value adjustments of financial derivatives related to the impact of Statement of Financial Accounting Standards (SFAS) No. 133, executive agreement and loan settlement, facility restructuring and other exit charges, and the cumulative effect of accounting changes. Ongoing operating margin excludes, in addition to the above, corporate interest income, corporate interest expense, equity in income of investments and other non-operating items. Management believes this measure to be appropriate in determining the operating performance of the Company's core business on an ongoing basis and represents the measure used by analysts and the investment community historically to evaluate company performance. With respect

E*TRADE Financial Results for the Quarter Ended March 31, 2003
Page 11


     to 2003 guidance, the difference between earnings per share from ongoing operations and reported earnings estimates is based on the historical relationship between the two measures. The Company has determined that the use of historical relationships will likely provide the most accurate estimate of reported earnings rather than forecasting each of the components not included in calculating earnings from ongoing operations. These components are subject largely to changes in external events and are beyond the control of management and are therefore difficult to predict with appropriate accuracy.

  (2)  Free Cash, EBITDA, Interest Coverage
          Free cash as defined by the Company represents cash held at the parent and excess regulatory capital at bank & brokerage, and is a metric used by management to measure business performance and liquidity. As a supplement to the GAAP cash flow provided in its Form 10-Ks and 10-Qs, management utilizes EBITDA, defined as net income (loss) before corporate interest expense, taxes, depreciation & amortization, and cumulative effect of accounting changes. Interest coverage is defined as EBITDA divided by corporate interest expense.

     It is important to note these metrics and non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, net income, operating margin, consolidated statements of cash flows, or other measures of financial performance prepared in accordance with GAAP.


About E*TRADE Financial
     E*TRADE Financial brings together a personalized and fully integrated financial services solution that includes brokerage, banking and lending. The products, services, content and information at E*TRADE Financial are available to retail, institutional and corporate customers through the Web, ATMs, Centers, Relationship Managers and Call Centers. Securities products and services are offered by E*TRADE Securities LLC (member NASD/SIPC), bank products and services are offered by E*TRADE Bank (member FDIC), mortgages are offered by E*TRADE Mortgage Corporation, and E*TRADE Financial Advisor is a service of E*TRADE Advisory Services, Inc., an investment adviser registered with the SEC.

                                     # # #

Important Notice
E*TRADE and the E*TRADE logo are registered trademarks of E*TRADE Group, Inc. or its subsidiaries. The statements contained in this news release that are forward-looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. The uncertainties and risks include, but are not limited to, changes in market activity, anticipated increases in the rate of new customer acquisition, the conversion of new visitors to the site to customers, seasonality, the development of new products and services, the enhancement of existing products and services, competitive pressures (including price competition), system failures, economic and political conditions, changes in consumer behavior, and the introduction of competing products having technological and/or other advantages. Further information about these risks and uncertainties can be found in the information included in the annual report filed by E*TRADE Group, Inc. with the SEC on Form 10-K (including information under the caption "Risk Factors") and quarterly reports on Form 10-Q.

(C)2003 E*TRADE Group, Inc.